                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /  Preliminary Proxy Statement

     / /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     / /  Definitive Proxy Statement

     / /  Definitive Additional Materials

     /X/  Soliciting Material Under Rule 14a-12

                        SUNSET FINANCIAL RESOURCES, INC.
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                (Name of Registrant as Specified in Its Charter)

                            WESTERN INVESTMENT L L C
                      WESTERN INVESTMENT HEDGED PARTNERS LP
                 WESTERN INVESTMENT INSTITUTIONAL PARTNERS L L C
                   WESTERN INVESTMENT ACTIVISM PARTNERS L L C
                                ARTHUR D. LIPSON
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee  computed  on table  below  per  Exchange  Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     / /  Fee paid previously with preliminary materials:

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     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed

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          Western   Investment  L  L  C  ("WILLC"),   together  with  the  other
participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in  connection  with the solicitation  of written  consents to call a special  meeting of stockholders of
Sunset Financial Resources, Inc. (the "Company").

          Item 1: On October 5, 2005, the following article was published in The
Florida Times-Union, a Jacksonville, Florida newspaper.

CEO OF SUNSET FINANCIAL RESIGNS AMID COMPLAINTS

Oct 05, 2005 (The Florida Times-Union - Knight Ridder/Tribune  Business News via
COMTEX) --

Sunset  Financial   Resources  Inc.  Tuesday  announced  it  has  changed  chief executives,  as a major  shareholder  unhappy  with  the  company's  performance
continued   to   press   for   changes   in   Sunset's   board   of   directors.

Jacksonville-based Sunset, which was formed last year to invest in portfolios of mortgage  loans,  said that CEO Bert  Watson has  resigned  and was  replaced by
George Deehan, who had been president and chief operating  officer.  Watson also resigned from the board of directors and was replaced as chairman of the company by another board member, Rodney Bennett.

The change at the top comes while Sunset has been under fire from Salt Lake City shareholder  Arthur  Lipson,  who  controls  9.7  percent  of the stock  through investment companies he controls.

Lipson  this week  filed a proxy  statement  with the  Securities  and  Exchange
Commission seeking to call a special meeting of stockholders to vote on removing each member of the board.  Lipson,  who has been filing SEC statements since May expressing dissatisfaction with Sunset's performance,  had indicated in previous statements that he only wanted to remove a majority of the board members. Sunset went  public in March 2004 by  selling 10 million  shares of stock for $13 each.
The company began its  operations  shortly after that,  using  proceeds from the stock  sale  to  invest  in  portfolios  of  mortgage  loans.

The company was immediately profitable, earning $644,000, or 7 cents per diluted share, in 2004. It also reported earnings of $1.4 million,  or 14 cents a share, in the first quarter this year. But in the second quarter, Sunset recorded a net loss of $5.1  million,  or 49 cents a share,  due  mainly  to a  write-off  of a commercial loan.

Lipson,  who  had  previously  criticized  Sunset's  strategy  of  investing  in
commercial  loans,   began  pushing  for  major  changes  in  August  after  the announcement of the  second-quarter  loss.

In his proxy  statement,  Lipson said that a special  meeting  "will provide the company's  stockholders an opportunity to express their dissatisfaction with the current  affairs  of the  company  and  performance  of  the  current  board  of directors."  He needs  consent of  stockholders  holding 50 percent of  Sunset's shares to hold a special meeting.

                                       1

Lipson said Tuesday he is reluctant to comment on the  situation  because of the proxy  he  filed  this  week,  but he  did  indicate  he is  unhappy  that  that stockholders do not have more  representation on the board.

"Bert Watson was the only board member who had any  significant  holdings in the company's stock. Now that he has left the board, the board is composed  entirely of individuals who are insignificant  shareholders,"  Lipson said.

According to Lipson's proxy  statement,  there are six investment firms that own at least 5 percent of  Sunset's  stock.  Watson  controlled  1.8  percent of the stock,  and the other  directors  had less than 1 percent  each.

Watson  did not  return a  message  left at his  home  Tuesday.  Deehan  was not available for comment.

Sunset has made other changes in management  and the board  recently,  including the  appointment  of Stacy  Riffe as chief  financial  officer  last month after previous CFO Michael Pannell resigned.

In a statement  Tuesday,  Deehan said: "I believe the caliber of  individuals we have assembled  represents a seasoned,  cohesive and motivated  leadership team, with the expert skill sets to successfully  execute our strategic  business plan and maximize returns for our shareholders."

By Mark Basch

http://www.jacksonville.com.
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Copyright (c) 2005, The Florida Times-Union, Jacksonville

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

On October 3, 2005, Western Investment L L C ("WILLC"),  together with the other
Participants (as defined below) named herein, made a preliminary filing with the
Securities  and  Exchange  Commission  ("SEC")  of  a  proxy  statement  and  an accompanying proxy card to be used to solicit written consents to call a special meeting of stockholders of Sunset Financial Resources, Inc. (the "Company").

WILLC  STRONGLY  ADVISES  ALL  STOCKHOLDERS  OF THE  COMPANY  TO READ THE  PROXY
STATEMENT  AND OTHER PROXY  MATERIALS  AS THEY  BECOME  AVAILABLE  BECAUSE  THEY
CONTAIN IMPORTANT  INFORMATION.  SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE
ON THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION,  THE PARTICIPANTS IN
THE  SOLICITATION  WILL PROVIDE COPIES OF THE PROXY  MATERIALS,  WITHOUT CHARGE,
UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY
SOLICITOR, THE ALTMAN GROUP, INC., AT ITS TOLL-FREE NUMBER: (866) 416-0553.

The participants in the written consent  solicitation are Western Investment L L
C ("WILLC"),  Western Investment Institutional Partners L L C ("WIIP"),  Western

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Investment Hedged Partners LP ("WIHP"), Western Investment Activism Partners L L
C ("WIAP") and Arthur D. Lipson (together, the "Participants").

INFORMATION REGARDING THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IS
AVAILABLE IN THEIR  SCHEDULE 13D,  JOINTLY FILED WITH THE SEC ON MARCH 17, 2005,
AS  SUBSEQUENTLY  AMENDED  ON MARCH 29,  2005,  MAY 6, 2005,  AUGUST  29,  2005,
SEPTEMBER 23, 2005 AND OCTOBER 4, 2005.

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